Exhibit 99.1

Corporate Presentation

November 2016

Forward-Looking Statements

Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements include, without limitation, statements regarding the future development and efficacy of MN-166, MN-221, MN-001, and MN-029. These forward-looking statements may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “can,” “could,” “may,” “will,” “would,” “considering,” “planning” or similar expressions. These forward-looking statements involve a number of risks and uncertainties that may cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results or events to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, risks of obtaining future partner or grant funding for development of MN-166, MN-221, MN-001, and MN-029 and risks of raising sufficient capital when needed to fund MediciNova’s operations and contribution to clinical development, risks and uncertainties inherent in clinical trials, including the potential cost, expected timing and risks associated with clinical trials designed to meet FDA guidance and the viability of further development considering these factors, product development and commercialization risks (including reliance on a joint venture entity in China to develop and commercialize MediciNova’s product candidates in China), risks related to MediciNova’s reliance on the success of its MN-166 and MN-001 product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, risks associated with the reliance on third parties to sponsor and fund clinical trials, risks regarding intellectual property rights in product candidates and the ability to defend and enforce such intellectual property rights, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials, and the timing of expected filings with the regulatory authorities, MediciNova’s collaborations with third parties, the availability of funds to complete product development plans and MediciNova’s ability to obtain third party funding for programs and raise sufficient capital when needed, and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2015 and its subsequent periodic reports on Forms 10-Q and 8-K. Undue reliance should not be placed on these forward-looking statements, which speak only as of November 10, 2016. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.

2 © 2016 MediciNova, Inc.

MediciNova Overview

MediciNova, Inc. is a publicly-traded, development-stage biopharmaceutical company focused on acquiring and developing novel, small-molecule therapeutics for the treatment of diseases with unmet medical needs.

Headquarters La Jolla, California

Dual-Listed Listed in both the U.S. and Japan

NASDAQ: MNOV

TSE - JASDAQ: 4875

No. of Employees 10

7 in US

3 in Japan

3 © 2016 MediciNova, Inc.

Investment Highlights

Novel product candidates in Phase 2 clinical development with encouraging efficacy and safety data	
MN-166 (ibudilast)	Treatment of Neurological Diseases i.e. Progressive MS, ALS, and Substance Dependence • Approved in Japan in 1989 - post-stroke dizziness and asthma • Large safety database
MN-001 (tipelukast)	Treatment of Fibrotic Diseases i.e. IPF (idiopathic pulmonary fibrosis) Treatment of Hyperlipidemia and Fibrotic Disease i.e. NASH (nonalcoholic steatohepatitis) and NAFLD (nonalcoholic fatty liver disease)
Well capitalized	
Experienced management team	

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Programs in Clinical Development

Core programs/ Indications	Status	Preclinical	Phase 1	Phase 2	Phase 3
MN-166, Oral Anti-Inflammatory / Neuroprotective Therapeutic					
NEURODEGENERATIVE DISEASES					
Progressive Multiple Sclerosis NeuroNEXT / Cleveland Clinic (Funded by NINDS)	FAST TRACK	Ongoing: Fully Enrolled in Q2-2015			
ALS (Amyotrophic Lateral Sclerosis) Carolinas Neuromuscular / ALS-MDA Center ★	FAST TRACK	Ongoing			
ALS / Biomarker Massachusetts General Hospital (MGH)		Ongoing			
SUBSTANCE DEPENDENCE					
Methamphetamine Dependence UCLA (Funded by NIDA)	FAST TRACK	Ongoing			
Opioid Dependence Columbia University (Funded by NIDA)		Completed Phase 2 trial			
Alcohol Dependence UCLA (Funded by NIAAA)		Completed Phase 2 trial			
MN-001, Oral Anti-Inflammatory / Anti-Fibrotic Therapeutic					
NASH (Nonalcoholic Steatohepatitis)	FAST TRACK	Ongoing			
IPF (Idiopathic Pulmonary Fibrosis) ★	FAST TRACK	Ongoing			

★ *Orphan Drug*

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MEDICINOVA

Developing Novel Therapeutics…

MN-166 MN-001

Ibudilast Tipelukast

6 © 2016 MediciNova, Inc.

MN-166



Ibudilast

How does MN-166 work?



MICROGLIA STIMULATORS
viruses
bacteria
damaged neurons
activated astrocytes
ischemia
dead cells/debris
CNS toxins
ABeta40/42
neuronal degeneration



PDE4 inhibitor
cAMP
5'-AMP
cAMP↑

MIF Inhibition

- Linked to attenuated disease progression in animal models of MS

PDE 4 Inhibition

- Increases cAMP
- Reduces pro-inflammatory cytokines (i.e. IL-1, TNF-α, IL-6)
- Neuroprotection

GLIAL CELL ATTENUATION

- Role of Glia:
  - Type of macrophage
  - Activated during brain damage
  - **Glial activation leads to neurodegeneration**

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Progressive Multiple Sclerosis (MS)

Progressive Multiple Sclerosis (MS)

MS AFFECTS 2.3M+ Worldwide1 400,000+ In United States1

DIMINISHED QUALITY OF LIFE (e.g. fatigue, walking difficulties, weakness, pain, cognitive changes, depression)1

EXPECTED MARKET OPPORTUNITY* $ 19B+ Worldwide (*Total sales of RRMS drugs were >$19B in 2015. We believe Progressive MS market is at least as large as RRMS market.)

NO APPROVED DRUGS For long-term treatment of Progressive MS

1. Source: National Multiple Sclerosis Society

9 © 2016 MediciNova, Inc.

MN-166 Phase 2 Relapsing MS Trial Completed MN-166 Ibudilast

Trial Design and Results

Trial Design:

N = 297 subjects with relapsing multiple sclerosis (MS)

Multi-arm (30 mg/day, 60 mg/day, placebo) randomized 1:1:1, 12-months of double-blind treatment, followed by 12 months of extension during which placebo subjects were switched to MN-166

Multicenter, 24-month study, with interim 12-month efficacy analyses

Results:

SAFETY: 82% completed the full 24 month study; AEs related to mild, self-limiting GI

EFFICACY:

Did not meet efficacy endpoint of MRI lesion count*, which reflects markers of RRMS

Hit important neuroprotective endpoints related to disease progression

- Sustained disability progression was significantly less likely

- Significant reduction of brain volume loss

- Significant reduction of conversion of acute lesions to persistent black holes

* Cumulative number of active (gadolinium (Gd)-enhancing (T1) and nonenhancing new/enlarging (T2) cranial Magnetic Resonance Imagining (MRI) lesions

10 © 2016 MediciNova, Inc.

MN-166 Phase 2 Relapsing MS Trial

Disability Progression Data: 24 Months MN-166 Ibudilast

MN-166 Reduced Disability Progression* by 50%

21.0% p=0.026

10.4%

N = 100 N = 192

Placebo to MN-166 MN-166 (two years)

* Proportion of subjects with disability progression (sustained change in EDSS ?1 point higher than baseline over a period of at least four consecutive months)

11 © 2016 MediciNova, Inc.

MN-166 Phase 2 Relapsing MS Trial

Brain Volume Data: 12 Months MN-166 Ibudilast

MN-166 Reduced Brain Volume Loss

0.00%

Placebo MN-166

-0.20%

60 mg

-0.40%

-0.60%

-0.80% N = 98

-0.82%

-1.00%

N = 100

-1.20% p=0.035

-1.17%

-1.40%

12 © 2016 MediciNova, Inc.

MN-166 Phase 2b Progressive MS Trial

Ongoing

MN-166

Ibudilast



SPRINT-MS: Phase 2b Trial in Progressive MS (Ongoing)	
FUNDING	Funded by NIH grant through NINDS
PRIORITY	**Ibudilast was the first drug chosen by NINDS for an interventional clinical trial in the NeuroNEXT program**
PRINCIPAL INVESTIGATOR	**Robert Fox, M.D.** Cleveland Clinic
CLINICAL COORDINATING CENTER	Massachusetts General Hospital
DATA COORDINATING CENTER	University of Iowa
SITES	28 academic medical centers in the NeuroNEXT network
ADDITIONAL FUNDING	National Multiple Sclerosis Society provides patient advocate input and trial enrollment awareness and has provided additional funding

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MN-166 Phase 2b Progressive MS Trial

Ongoing

MN-166

Ibudilast



SPRINT-MS: Trial Design	
TRIAL DESIGN	N = 255 subjects with Primary or Secondary Progressive MS (PPMS or SPMS) Interferon-beta or glatiramer acetate are allowed as concomitant medication
	Phase 2b randomized, double-blind trial; 96-weeks; 28 centers in the U.S. (NeuroNEXT sites)
	Dosing: up to 100 mg/day (50 mg BID) of MN-166 (ibudilast) or placebo (1:1 randomization)
OBJECTIVES	Primary: whole brain atrophy using brain parenchymal fraction (BPF); safety and tolerability
	Secondary: disability, imaging analyses of brain and retinal tissue integrity, cortical atrophy, cognitive impairment, quality-of-life, and neuropathic pain
STATUS	Enrollment completed; Interim Analysis in Q4 2016; Final results expected in 2017, assuming trial continues after Interim Analysis

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MN-166 Ibudilast

MN-166 Phase 2b Progressive MS Ibudilast Trial Sites Ongoing

Albert Einstein College of Medicine University of California - Davis Brigham and Women’s Hospital University of California - Los Angeles Cleveland Clinic University of Cincinnati Columbia University Medical Center University of Colorado – Denver Emory University University of Kansas Medical Center Massachusetts General Hospital University of Miami School of Medicine Northwestern University University of Pittsburgh Ohio State University University of Rochester Oregon Health and Science University University of Texas Southwestern SUNY Buffalo University of Utah SUNY Stony Brook University of Virginia – Charlottesville SUNY Upstate Vanderbilt University Swedish Medical Center - Seattle Washington University in St. Louis University of Alabama at Birmingham Weill Cornell Medical College

15 © 2016 MediciNova, Inc.

Amyotrophic Lateral Sclerosis (ALS)

Amyotrophic Lateral Sclerosis (ALS) “Lou Gehrig’s Disease”

ALS AFFECTS ~20,000 People In United states1 ORPHAN INDICATION

LIFE EXPECTANCY 2-5 YRS 1 FATAL

An effective new drug for ALS could generate sales of $1B+ 2 EXPECTED MARKET OPPORTUNITY

CURRENT APPROVED DRUGS RILUZOLE Increases survival by ONLY 2-3 month3

1. Source: ALS Association

2. Source: Cowen & Co. estimate

3. Cochrane Database of Systematic Reviews

17 © 2016 MediciNova, Inc.

MN-166 Phase 2 ALS Trial *Ongoing*

MN-166

Ibudilast



ALS Trial Design	
TRIAL DESIGN	N = up to 120 ALS subjects with onset <10 years up to 60 without non-invasive ventilation (NIV) support up to 60 with NIV support
	Phase 2 randomized, double-blind trial at Carolinas Neuromuscular/ALS-MDA Center Principal Investigator: Dr. Benjamin Rix Brooks
	Duration: 6 months of double-blind treatment + open label extension (6 months)
	Dosing: 60 mg/day of MN-166 or placebo (2:1 randomization) with riluzole
OBJECTIVES	Safety and tolerability, functional activity (ALSFRS-R), respiratory function, muscle strength, quality of life, Clinical Global Impression of Change, serum creatinine as a biomarker, and pharmacokinetics
STATUS	Enrollment commenced in October 2014 Protocol amendment in September 2015 added advanced ALS subjects using non-invasive ventilation (NIV)

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MN-166 Phase 2 ALS Trial: Interim Data at AAN (April 2016)

Interim analysis of 25 subjects without NIV support who completed the 6-month double-blind treatment period with complete respiratory function data.

No cluster of adverse events was differentially present in MN-166 and placebo treatment subjects.

Interim ALS Data Presented at AAN in April 2016 in Vancouver

ALSFRS-R Total* ALSFRS-R Bulbar ALSFRS-R Arm Slow Vital Capacity (SVC)

PLACEBO Mean Decline 5.80 (0.97 per month) 1.80 (0.30 per month) 2.40 (0.40 per month) 12.71% (2.12% per month)

MN-166 Mean Decline 4.55 (0.76 per month) 0.90 (0.15 per month) 1.50 (0.25 per month) 10.93% (1.82% per month)

IMPROVEMENT 22% 50% 38% 14%

* A higher decline indicates a greater worsening of disability.

Note: As this is the first study of MN-166 in ALS, it was not powered to detect statistical significance.

19 © 2016 MediciNova, Inc.

MN-166

Ibudilast



MN-166: Addiction Study Summary

Summary of MN-166 Addiction Studies and Data	
Opioid Withdrawal & Analgesia Phase 1b/2a Trial	**MN-166 Reduced Subjective Opioid Withdrawal Scale (SOWS)** MN-166 significantly reduced perspiring ($p<0.05$) and hot flashes ($p<0.05$), two components of SOWS
Opioid Self-Administration Phase 2 Trial	MN-166 significantly **decreased the craving** for • heroin ($p<0.01$), • cocaine ($p<0.01$) • tobacco ($p<0.05$)
	MN-166 significantly **decreased the reinforcing effects of oxycodone** ($p<0.05$)
	MN-166 significantly **enhanced the analgesic effects of oxycodone** ($p<0.05$)
Methamphetamine Dependence Phase Ib Trial	MN-166 significantly reduced perseverations ($p=0.01$) and variability in response times ($p=0.006$), suggesting a **protective effect on sustained attention**
Alcohol Dependence Phase 2a Trial	MN-166 significantly decreased basal, daily alcohol craving over the course of the study ($p<0.05$)

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MEDICINOVA

Fibrosis

What is Fibrosis?

CROSS-LINKING OF COLLAGEN AND ELASTIN FIBROSIS

Fibrosis is the development of excess fibrous connective tissue in an organ

Fibrosis is a result of inflammation, irritation, or healing (e.g. scar)

Cross-linking of collagen and elastin is the final step in fibrosis development

22 © 2016 MediciNova, Inc.

MN-001 Tipelukast

How does MN-001 work?

Anti-fibrotic Activity

Reduces mRNA expression of genes that are known to promote fibrosis (e.g. LOXL2, Collagen Type 1, TIMP-1)

Inhibits 5-lipoxygenase (5-LO)

Anti-inflammatory Activity

Inhibits leukotriene (LT) and phosphodiesterases (PDE)

Reduces inflammatory gene expression (e.g. CCR2, MCP-1)

Reduces Triglycerides

Reduced triglycerides in every clinical trial completed (asthma, interstitial cystitis)

MN-001

LOXL2 Collagen Type 1

CCR2

MCP-1 TIMP-1

MN-001

Cross-linking of collagen and elastin

fibrosis

23 © 2016 MediciNova, Inc.

MN-001 Tipelukast

MN-001 Background

More than 600 human subjects exposed to MN-001 in prior studies

Completed Phase 2 study of MN-001 in asthma with positive results

MN-001 was considered generally safe and well-tolerated

24 © 2016 MediciNova, Inc.

MN-001 Data
NASH & NAFLD Animal Model Studies

MN-001
Tipelukast



% of Fibrosis Area
P<0.01
P<0.05
P<0.05
P<0.001
Sirius red-positive area (%)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Normal
Vehicle
MN-001-low
MN-001-middle
MN-001-high



NAFLD Activity Score (NAS)
P<0.001
P<0.05
P<0.01
P<0.001
NAFLD Activity score
6
5
4
3
2
1
0
Normal
Vehicle
MN-001-low
MN-001-middle
MN-001-high

- Animal model studies shows MN-001 significantly reduced fibrosis in a dose-dependent manner
  - Improved NAFLD Activity Score (NAS) via a reduction in hepatocyte ballooning
  - Reduced fibrosis area in every preclinical model tested (NASH, Advanced NASH)

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MN-001 Data
IPF Animal Model Study

MN-001
Tipelukast



Ashcroft Score



p<0.05
n.s.
n.s.
p<0.001
Ashcroft score
4
3
2
1
0
PBS-Control
Vehicle
30 mg/kg
100 mg/kg
300 mg/kg
MN-001

Lung Hydroxyproline



n.s.
p<0.05
p<0.01
p<0.001
Lung hydroxyproline (µg/ left lung)
100
80
60
40
20
0
PBS-Control
Vehicle
30 mg/kg
100 mg/kg
300 mg/kg
MN-001

Animal model study shows MN-001 significantly reduced the Ashcroft Score

- Ashcroft Score measures pulmonary fibrosis based on histopathological staining

MN-001 significantly reduced lung hydroxyproline content

- Hydroxyproline content is an indicator of fibrosis or storage of collagen in tissue

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MEDICINOVA

Nonalcoholic Steatohepatitis (NASH) Nonalcoholic Fatty Liver Disease ( NAFLD)

Nonalcoholic Steatohepatitis (NASH)

NASH AFFECTS 2-5% of People In United States1 PREVALENCE

10-20% of U.S. population1 has “FATTY LIVER” due to being OVERWEIGHT OR OBESE

NASH MARKET FORECAST $ 1.6B By 20202

NO TREATMENT APPROVED

1. National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK)

2. Allied Market Research

28 © 2016 MediciNova, Inc.

MN-001 Phase 2 NASH / NAFLD Trial

Ongoing

MN-001

Tipelukast



NASH / NAFLD Trial Design	
TRIAL DESIGN	N = 40 subjects with NASH with hypertriglyceridemia and NAFLD with hypertriglyceridemia
	Phase 2 multicenter, proof-of-principle, open-label study Principal Investigator: Dr. Paul J. Pockros
	Duration: 12 weeks of treatment
	Dosing: MN-001 250 mg once daily for 4 weeks, followed by MN-001 250 mg twice daily for 8 weeks
OBJECTIVES	Evaluate the effect of MN-001 on: 1) Serum triglyceride levels; cholesterol efflux capacity 2) Safety and tolerability; PK profile; HDL-C, LDL-C, and total cholesterol level; liver enzymes and percent fat in liver at Week 12
STATUS	Enrolling

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Idiopathic Pulmonary Fibrosis (IPF)

Idiopathic Pulmonary Fibrosis (IPF)

IPF PREVALENCE

132,000 -200,000

In United states1

ORPHAN INDICATION

LIFE EXPECTANCY

2-3 YRS1

IPF MARKET FORECAST

$3B+

By 20252

APPROVED DRUGS

ESBRIET

(pirfenidone)

- Approved in October 2014

- Phase 3 studies enrolled mild to moderate IPF

No survival benefit shown3

OFEV

(nintedanib)

- Approved in October 2014

- Phase 3 studies enrolled mild to moderate IPF

No survival benefit shown4

1. Pulmonary Fibrosis Foundation

2. GlobalData

3. Esbriet prescribing information

4. OFEV prescribing information

31 © 2016 MediciNova, Inc.

MN-001 Phase 2 IPF Trial *Ongoing*

MN-001

Tipelukast



IPF Trial Design	
TRIAL DESIGN	N = 15 subjects with moderate to severe IPF
	Phase 2 randomized, placebo-controlled, double-blind trial at Penn State Milton S. Hershey Medical Center Principal Investigator: Dr. Rebecca Bascom
	Duration: 26 weeks of double-blind treatment + open label extension (26 weeks)
	Dosing: MN-001 750 mg or placebo twice daily (2:1 randomization)
OBJECTIVES	1) Change from baseline of forced vital capacity (FVC) and FVC % predicted up to 26 weeks, and 2) Semiannual rate of decline of disease activity based on FVC Others: Safety and tolerability; 6-minute walk test (6MWT); Modified Medical Research Council Dyspnea Score (MMRC); quality of life (ATAQ-IPF); frequency of worsening IPF; time to first worsening IPF
STATUS	Enrolling

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MN-001 Tipelukast

MN-001 (tipelukast): 6 New Patents

6 New Patents cover MN-001 (tipelukast) and MN-002 (a major metabolite of MN-001):

NASH Treatment of nonalcoholic steatohepatitis (NASH); expires no earlier than Dec 2032

Advanced NASH Treatment of advanced NASH with fibrosis; expires no earlier than Sep 2034

NAFLD

Treatment of nonalcoholic fatty liver disease (NAFLD); expires no earlier than Dec 2032

Liver Disorders Treatment of steatosis, lobular inflammation, hepatic ballooning, hepatic scarring, and elevated liver hydroxyproline levels; expires no earlier than Dec 2032

Lipid Disorders Treatment of hypertriglyceridemia, hypercholesterolemia, and hyperlipoproteinemia; expires no earlier than July 2034

Fibrosis Treatment of fibrosis in a broad range of organs; expires no earlier than June 2035

AFLD (Alcoholic fatty liver disease)

NAFLD (Nonalcoholic fatty liver disease)

ASH (Alcoholic Steatosis steatohepatitis)

NASH (Nonalcoholic steatohepatitis)

33 © 2016 MediciNova, Inc.

Financial Summary

CASH POSITION

$25 Million

(9/30/2016)

2015 OPERATING CASH BURN

$7.2 Million

* Year ended December 31

Consolidated Statements Of Operations And Comprehensive Loss

2015* 2014*

Operating Expenses ($)

Research, development and patent $ 3,017,169 $ 3,259,694 General and administrative 5,805,217 5,963,317 Total operating expenses 8,822,386 9,223,011 Operating loss (8,822,386) (9,223,011) Other expenses (54,206) (12,518) Interest expense (514) (628) Other income 39,386 36,893 Loss before income taxes (8,837,720) (9,199,264)) Income tax (expense) benefit (7,359) 3,972 Net loss applicable to common stockholders $ (8,845,079) $ (9,195,292) Basic and diluted net loss per common share $ (0.33) $ (0.38) Shares used to compute basic and diluted net loss per share 26,578,770 24,067,781

© 2016 MediciNova, Inc.

Timeline Summary

			2014	2015	2016	2017
MN-166	Ibudilast	**Progressive Multiple Sclerosis**		• Presentation at AAN • Completed Enrollment	• Fast Track • Q4: Interim Analysis (NIH)	• Final Results
		ALS	• New Protocol Submitted • FDA Approval to Start Study • Began Enrollment	• Presentation at AAN • Amended Protocol (Advanced ALS) • Fast Track	• New Patent covers ALS • Initiated ALS Biomarker Study • Interim Data Presented at AAN • Orphan Drug Designation - U.S. • EMA Recommends Orphan Drug Designation - Europe	• 6-month double-blind data
		Substance Dependence	• Positive Interim Data: Opioid	• Final Results: Alcohol	• Final Results: Opioid	
MN-001	Tipelukast	**NASH**	• Positive Preclinical Data • Presented at AASLD and JDDW • New Patents - NAFLD, steatosis / liver disorders	• Opened IND • FDA Approved Protocol • New Patent covers NASH • Fast Track • Initiated Phase 2 Clinical Trial	• New Patent covers Advanced NASH • Lipid Disorders: New Patent covers hypertriglyceridemia, hypercholesterolemia, and hyperlipoproteinemia	
		IPF	• Positive Preclinical Data • Orphan Drug Designation Granted	• FDA Approved Protocol • Fast Track • Initiated Phase 2 Clinical Trial		

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MEDICINOVA

Investment Highlights

Novel product candidates in Phase 2 clinical development with encouraging efficacy and safety data	
MN-166 (ibudilast)	Treatment of Neurological Diseases i.e. Progressive MS, ALS, and Substance Dependence • Approved in Japan in 1989 - post-stroke dizziness and asthma • Large safety database
MN-001 (tipelukast)	Treatment of Fibrotic Diseases i.e. IPF (idiopathic pulmonary fibrosis) Treatment of Hyperlipidemia and Fibrotic Disease i.e. NASH (nonalcoholic steatohepatitis) and NAFLD (nonalcoholic fatty liver disease)
Well capitalized	
Experienced management team	

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MEDICINOVA